Income Taxes - Summary of Net Deferred Tax Assets (Detail)	Dec. 31, 2020 USD ($)
Deferred tax assets:
Start-up/Organization costs	$ 48,114
Total deferred tax assets	48,114
Valuation allowance	(48,114)
Deferred tax asset, net of allowance	$ 0